                                                                   EXHIBIT 10.21


                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of the 28th day of October, 1996 by and between Cardiac Control Systems, Inc., a Delaware Corporation ("Debtor" or "Company") and Bart C. Gutekunst, an individual ("Secured Party").

     WHEREAS, Debtor is obligated to pay Secured Party the sum of One Hundred Eight Thousand Two Hundred Forty-Six Dollars and 64/100 ($108,246.64) (the "Obligation") pursuant to a secured promissory note dated of even date herewith (the "Note"), which Obligation represents $100,000.00 advanced to the Debtor by Secured Party and $8,246.64 in expenses incurred by Secured Party in connection with making such advance, which expenses shall be itemized in a writing and delivered to the Company.

     NOW THEREFORE, in consideration of the mutual promises made herein between the parties hereto, and other valuable consideration, the receipt of which is hereby acknowledged, the parties mutually agree as follows:

     1.  Recitals.  The above recitals are true and correct and are incorporated
         --------
herein by this reference.

     2.  Grant of Security Interest.  To secure the payment of the Note to the
         --------------------------
Secured Party, the Debtor does hereby grant to the Secured Party a security interest in and to all inventory now owned or hereafter acquired by Debtor, including without limitation all parts and accessories, and proceeds therefrom (the "Collateral").

     3.  Rights Upon Default.  Upon the occurrence of an Event of Default, as
         -------------------
defined in the Note, the Secured Party shall have the rights and remedies of a secured party under the Florida Uniform Commercial Code and any and all rights and remedies available to Secured Party under any other applicable law.

     4.  Perfection.  In order to perfect Secured Party's security interest in
         ----------
the Collateral, Debtor shall execute and deliver to Secured Party a UCC-1 financing statement which shall be filed with the Florida Secretary of State. The Debtor shall pay all costs of filing such financing statement.

     5.  Senior Security Interest.  Secured Party's security interest hereunder
         ------------------------
shall be a first lien on the Collateral, senior and prior to any other security interests that Debtor may grant in the Collateral.

     6.  Notice.  All notices under this Agreement shall be in writing and shall
         ------
be deemed to have been given (i) in the case of delivery, when delivered to the address set forth on the signature page to this Agreement, (ii) in the case of mailing, on the third business day after deposit in the U.S. Mail, postage prepaid, certified or registered mail and addressed to the other party at the address set forth on the signature page to this Agreement; and (iii) in all other cases when the same has been actually received by the other party. Either party may change its address to which said notices are to be sent by the giving of notice of such change as set forth herein.

     7.  Term.  This Agreement and the rights and privileges granted hereunder
         ----
to the Secured Party shall continue and remain in full force and effect until the Obligation has been paid in full to the Secured Party. At such time, this Agreement, marked "canceled" and the Note, marked "Paid in Full", shall be returned to Debtor, and the Secured Party shall further execute a termination statement in regard to any financing statement that is solely related to the Collateral.

     8.  Governing Law.  This Agreement has been delivered in the State of
         -------------
Florida and shall be construed in accordance and governed by the laws of Florida.

     9.  Counterparts.  This Agreement may be executed in several counterparts,
         ------------
each of which shall be deemed an original and all of which together shall be deemed on and the same instrument.

     10.  Complete Agreement.  This Agreement constitutes the complete agreement
          ------------------
between the parties in regard to the matters set forth herein and this Agreement may not be altered, amended or otherwise modified except by a writing signed by both parties hereto.

     IN WITNESS WHEREOF, the Debtor and Secured Party have executed this Agreement as of the date and year first above written.

                                             "Debtor"

                                             CARDIAC CONTROL SYSTEMS, INC.


                                             By: /s/ Alan Rabin
                                                ---------------------------
                                                Alan Rabin, President
                                                3 Commerce Blvd.
                                                Palm Coast, FL  32164

                                             "Secured Party"

                                             /s/ Bart C. Gutekunst
                                             -------------------------------
                                             Bart C. Gutekunst
                                             10 Timothy Road
                                             Weston, CT  06883

                                                                   EXHIBIT 10.21

                            SECURED PROMISSORY NOTE



$108,246.64                                                  October 28, 1996
                                                          Palm Coast, Florida


     FOR VALUE RECEIVED, the undersigned, Cardiac Control Systems, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to Bart C. Gutekunst, an individual (the "Payee"), at Payee's principal place of business or such other place as Payee may from time to time designate in writing, the principal amount of One Hundred Eight Thousand Two Hundred Forty-Six Dollars and 64/100 ($US108,246.64), together with interest on unpaid principal from time to time outstanding computed from the date of this Note, at the rate provided herein. The Maker may prepay, at any time and from time to time, without penalty, all or a portion of said amount.

     1. Commencing on the date of this Note, the unpaid principal balance from time to time outstanding hereunder shall bear interest at the rate of ten percent (10%) per annum, which interest shall accrue to February 15, 1996 (the "Maturity Date"), at which time the entire amount of unpaid principal and any accrued but unpaid interest shall be paid in full.

     2. Notwithstanding the provisions of Section 1 of this Note, from and after the date of an Event of Default (defined below), the outstanding principal and accrued and unpaid interest shall together be deemed outstanding principal and the interest on such principal shall be computed at the rate of three percent (3%) per month, which interest shall be payable monthly commencing on the first day of the calendar month following the date of an Event of Default, and continuing thereafter until the outstanding principal balance and any accrued and unpaid interest is paid in full.

     3. The entire unpaid amount of this Note, inclusive of principal and interest, shall become immediately due and payable upon the occurrence of an Event of Default, as defined below. The term "Event of Default", as used herein, shall mean the occurrence and continuation of any one or more of the following events: (a) the failure of Maker to pay in full this Note on the Maturity Date; (b) the adjudication of Maker as a bankrupt or insolvent, or an assignment by Maker for the benefit of creditors; (c) the voluntary, or involuntary, appointment of a receiver, trustee or similar officer for Maker or for any substantial part of its property or business, and which appointment, if involuntary, shall have continued for a period of ninety (90) days; (d) the voluntary, or involuntary, institution of bankruptcy, insolvency, reorganization, arrangement, dissolution, liquidation or similar proceeding relating to the Company, and which, if involuntary, shall have continued for as period of ninety (90) days.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     This payment of this Note is secured by a security agreement and UCC-1 financing statement, of even date herewith, on certain personal property of Maker and being used in the business of Maker.


                                             CARDIAC CONTROL SYSTEMS, INC.


                                             By: /s/ Alan Rabin
                                                ---------------------------
                                               Alan Rabin, President